Exhibit 99.1 The Brink’s Company 1801 Bayberry Court P.O. Box 18100 Richmond, VA 23226-8100 USA Tel. 804.289.9600 Fax 804.289.9770 Contact: FOR IMMEDIATE RELEASE Investor Relations 804.289.9709 Brink’s Secures Additional Term Loan Financing of $590 Million Available Liquidity of $1.5 Billion G4S Cash Acquisition Partially Complete, Cost-Based Synergies Expected in 2020 Management Expects Strong Profit Growth in 2021 RICHMOND, Va., March 27, 2020 – The Brink’s Company (NYSE:BCO), the global leader in total cash management, route-based secure logistics and payment solutions, today announced that it has secured additional term loan financing of $590 million, which is expected to increase liquidity to approximately $1.5 billion upon closing. The new financing will be provided by the company’s existing bank group under the same pricing and conditions as the existing credit facility. The company has no long-term debt maturities until 2024. On February 26, Brink’s announced the acquisition of the G4S cash businesses in 17 markets, which is expected to close in multiple transactions throughout 2020. Upon the completion of the acquisition, Brink’s is expected to have available liquidity of approximately $800 million. On March 9, Brink’s completed the acquisition of G4Si, which complements the Brink’s Global Services business that specializes in secure logistics and storage of highly valuable commodities including banknotes, precious metals, diamonds and jewelry. G4Si had 2019 revenue of approximately $95 million. The acquisition of G4Si is expected to further strengthen Brink’s Global Services and generate in the near term more than half of the $20 million of estimated synergies from the total G4S acquisition, which generated approximately $115 million of pro forma adjusted EBITDA in 2019. Brink’s expects to pay an additional $720 million in cash upon completing the purchase of the remaining G4S cash businesses. On March 17, Brink’s disclosed that it expects the COVID-19 pandemic and negative currency translation to reduce its first-quarter and full-year results. Accordingly, the company has withdrawn its 2020 guidance and plans to provide an update on business conditions when it releases first-quarter 2020 results. Doug Pertz, president and CEO, said: “Despite the uncertain impact of COVID-19, Brink’s is operating from a position of financial strength, with ample liquidity and manageable debt leverage. We are a designated “essential services provider” in the U.S and in most of our global markets, with a resilient operating model that includes a high level of variable labor and fleet costs, and a diversified base of recurring revenue. “We are taking decisive action to reduce direct and variable costs in response to temporary near-term revenue declines related to COVID-19, primarily in our retail business. We are also substantially reducing capital expenditures and closely managing working capital to maximize free cash flow. We plan to emerge from this crisis with the G4S cash acquisition completed, poised to successfully execute on our new strategic opportunities and deliver strong profit growth in 2021.” About The Brink’s Company The Brink’s Company (NYSE:BCO) is the global leader in total cash management, route-based secure logistics and payment solutions including cash-in-transit, ATM services, cash management services (including vault outsourcing, money processing and intelligent safe services), and international transportation of valuables. Our customers include financial institutions, retailers, government agencies, mints, jewelers and other commercial operations. Our global network of operations in 41 countries serves customers in more than 100 countries. For more information, please visit our website at www.brinks.com or call 804-289-9709. Forward-Looking Statements This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward looking information. Forward-looking information in these materials includes, but is not limited to: the impact of additional loan financing and the expected closing of the G4S cash acquisition on the Company’s liquidity; the impact of the G4Si acquisition on the BGS business, remaining payments for the G4S acquisition, cost and other synergies in connection with the G4S cash acquisition; the impact of the COVID-19 pandemic and foreign currency translation on 2020 results; and 2021 profit growth. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics, acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2019, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document. # # #